UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2010

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
On September 7, 2010, Dell Inc. (“Dell”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters identified therein (the “Underwriters”), relating to the issuance and sale by Dell to the Underwriters of $500 million aggregate principal amount of 1.40% Notes due 2013 (the “2013 Notes”), $700 million aggregate principal amount of 2.30% Notes due 2015 (the “2015 Notes”) and $300 million aggregate principal amount of 5.40% Notes due 2040 (the “2040 Notes” and, together with the 2013 Notes and the 2015 Notes, the “Notes”), subject to the terms and conditions therein.
On September 10, 2010, Dell completed the public offering of the Notes. The Notes are governed by the terms of an Indenture, dated as of April 6, 2009, between Dell and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture (the “Supplemental Indenture”), dated September 10, 2010, between Dell and the Trustee (the “Indenture”).
Dell offered the Notes pursuant to the Prospectus Supplement, dated September 7, 2010, to the Prospectus dated November 4, 2008, which forms a part of Dell’s shelf registration statement on Form S-3 (Registration No. 333-155041) filed with the Securities and Exchange Commission on November 4, 2008 (the “Registration Statement”).
The Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein and into the Registration Statement. The Supplemental Indenture is filed as Exhibit 4.1 hereto and incorporated by reference herein and into the Registration Statement. The forms of each series of Notes issued pursuant to the Indenture are filed as Exhibits 4.2, 4.3 and 4.4 hereto and incorporated by reference herein and into the Registration Statement. The opinion of Hogan Lovells US LLP regarding the validity of the Notes is filed as Exhibit 5.1 hereto and incorporated by reference herein and into the Registration Statement.
Item 9.01 — Financial Statements and Exhibits.
Dell herewith files the following exhibits:
(d) Exhibits.

Exhibit 1.1 —	Underwriting Agreement, dated September 7, 2010, between Dell Inc. and Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters identified therein.

Exhibit 4.1 —	Third Supplemental Indenture, dated September 10, 2010, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2 —	Form of 1.40% Notes due 2013.

Exhibit 4.3 —	Form of 2.30% Notes due 2015.

Exhibit 4.4 —	Form of 5.40% Notes due 2040.

Exhibit 5.1 —	Opinion of Hogan Lovells US LLP regarding validity of the Notes.

Exhibit 23.1 —	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: September 10, 2010	By:	/s/ Janet B. Wright
Janet B. Wright
Vice President and Assistant Secretary (Duly authorized officer)

EXHIBIT INDEX
(d) Exhibits.

Exhibit 1.1 —	Underwriting Agreement, dated September 7, 2010, between Dell Inc. and Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters identified therein.

Exhibit 4.1 —	Third Supplemental Indenture, dated September 10, 2010, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2 —	Form of 1.40% Notes due 2013.

Exhibit 4.3 —	Form of 2.30% Notes due 2015.

Exhibit 4.4 —	Form of 5.40% Notes due 2040.

Exhibit 5.1 —	Opinion of Hogan Lovells US LLP regarding validity of the Notes.

Exhibit 23.1 —	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1 hereto).

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